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                                                                  EXHIBIT 10.12



                             SUBSCRIPTION AGREEMENT
                                      AND
                               INVESTMENT LETTER
                                  DATED AS OF
                                FEBRUARY 4, 2000


Corpas Investments, Inc.
2931 3rd Street
Santa Monica, California 90405

Dear Sirs:

         This will acknowledge that the undersigned hereby irrevocably subscribes to purchase (i) a $__________(1) principal amount ten and one-half percent (10.5%) redeemable promissory note (the "Note") of Corpas Investments, Inc. (the "Company") (in the form attached hereto as Exhibit A), and (ii) a Warrant to purchase 1 share of the Company's $.001 par value common stock (the "Common Stock") for each $3.00 of principal amount of the Note (such number of shares to be rounded up in the case of fractional amounts). The exercise price of the Warrant shall be $2.00 (subject to adjustments, all as provided in the form of Warrant attached hereto as Exhibit B) for an aggregate purchase price of $_________(1). The Notes and Warrants may hereinafter collectively be referred to as the "Securities." The Company is offering an aggregate of $2,000,000 principal amount of Notes to Accredited Investors and is requesting investments in Units of $25,000 with each Unit consisting of a separate Note in the Principal amount of $25,000 and a separate Warrant. With the permission of the Company fractional Units (in multiples) of $5,000 will be permitted for subscriptions over minimum amounts to be determined by the Company.

         Upon receipt of the executed Subscription Agreement and Investment Letter (the "Subscription Agreement" or "Agreement") (including the Confidential Purchaser Questionnaire), the Company will deposit the accompanying check, if payment is by check, into its checking account. Within 10 business days after the receipt by the Company of good funds from the sale of the Note and Warrants, the Company will evidence its acceptance by countersigning and mailing a copy of the Subscription Agreement and an original Note and Warrant certificate to the subscriber (the "Closing").

         The undersigned acknowledges that neither the Notes nor the Warrants purchased hereby have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling,, transferring or otherwise disposing of all or any part of such Securities for any particular price, or at any particular time, or

--------------------

(1) This amount is the total amount of the investment.




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upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Securities made in full compliance with all applicable provisions of the Act, the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

         The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and the securities laws of any state. These Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of without an effective Registration Statement for such Securities under the Act, and applicable state securities laws, or an opinion of counsel satisfactory to Corpas Investments, Inc. to the effect that registration is not required under such Act and such state securities laws.

         In connection with the purchase of the Securities, I acknowledge that the Company will be relying on the information and on the representations set forth herein, and I hereby represent, warrant, agree and acknowledge that:

         (a) I have not received any general solicitation or general advertising regarding the purchase of the securities;

         (b)      There is no finder in connection with this transaction;

         (c) I have sufficient knowledge and experience of financial and business matters so that I am able to evaluate the merits and risks of purchasing the Securities and I have had substantial experience in previous private and public purchases of securities;

         (d) I do not require for my liquidity needs the funds being used to purchase the Securities, I have adequate means to provide for my personal needs, and possess the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of these Securities;

         (e) Prior to purchase I have read this Subscription Agreement and have had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Agreement, and the transactions contemplated hereby, as well as the affairs of the Company and related matters. I understand that I may have access to whatever additional information or documents concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that I desire. In addition, I understand that I may have,




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at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to all documents and information concerning the Company. I confirm that I do not desire to receive any further information;

         (f) I understand that a restrictive legend will be placed upon the certificates representing the Securities purchased hereunder, and that instructions will be placed upon the Company's records for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws;

         (g) I understand that the Company intends to use the proceeds from the sale of the Securities for the development of its proposed business and to finance the costs of future offerings of its securities;

         (h) I understand that the purchase price of the Securities being purchased hereby has been arbitrarily determined and bears no relationship to the assets or book value of the Company, or other customary investment criteria;

         (i) I understand that this Subscription Agreement is subject to the Company's acceptance and may be rejected by the Company at any time prior to a Closing, in its sole discretion, for any reason or no reason at all, notwithstanding prior receipt by me of notice of acceptance of my subscription;

         (j) There is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and I have no present plans to enter into any such contract, undertaking, agreement or arrangement; and

         (k) The Company has advised me and I understand that the Company is currently a development stage company. The Company currently intends to utilize the proceeds from this offering to continue to develop its proposed business and to finance the costs of future offerings of its securities. I further understand and have been advised by the Company that the business activities of the Company and an investment in the Company are subject to substantial risks.

         (l)      The undersigned acknowledges:

                  (i) having received and carefully read the accompanying Confidential Private Offering Memorandum of the Company dated October 25, 1999 pursuant to which the Company received net proceeds of approximately $2,000,000;

                  (ii) having received and carefully read the accompanying Company's 10QSB dated September 30, 1999;

                  (iii) having received and read the accompanying November 29, 1999, December 21, 1999 and January 26, 2000 press releases of the Company;




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                  (iv)     having received and read the accompanying Executive
         Summary dated February 1, 2000;

                  (v) that with respect to the UFO Video, Inc. matter the Company has paid $30,000 and is committed to expend an additional $20,000;

                  (vi) that in connection with the purchase of the assets of Planet Extreme and Planet Extreme Distributions the Company has agreed to issue $70,000 in cash and 3,500,000 shares;

                  (vii) that Mr. Fein (the principal shareholder of Planet Extreme) is to be employed by the Company as the Company's President at an annual salary of $120,000 and an option grant of 1,500,000 shares of Common Stock of the Company (with vesting to occur 500,000 shares per annum); and

                  (viii) that the Company had approximately 10,360,000 shares outstanding as of February 4, 2000 and in connection with acquisitions, employee stock option pools and consulting arrangements has plans to issue a significant amount of options and warrants (for the purchase of up to 20,000,000 shares).

         (m) The undersigned acknowledges having read and reviewed the risk factors set forth in the aforementioned Private Placement Memorandum.

         (n) The undersigned acknowledges that investment in the Securities is risky and that the Company may not be able to repay the Note.

         I hereby agree to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by an investor in this Subscription Agreement and Investment Letter or (b) arise out of or are based upon any breach by the investor of any representation, warranty or agreement contained herein.

         This Subscription Agreement, prior to its acceptance by the Company at the Closing of the offering, is not transferable or assignable by the undersigned. Following the acceptance of this agreement by the Company at the Closing of the offering and the purchase of the Securities subscribed for thereat, this Subscription Agreement and the rights thereunder may be transferred or assigned by the subscriber and/or its successors and assigns, in whole or in part, to any person to whom all or any portion of the Securities are transferred or assigned.




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         This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within such state.

         This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.


FOR ALL SUBSCRIBERS

         THE SECURITIES OF THE COMPANY WHICH MAY BE PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THESE SECURITIES ARE BEING OFFERED HEREBY IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING BUT NOT LIMITED TO THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THE OFFERING DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THE OFFERING DOCUMENTS OR ANY PART HEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION, THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE




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REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE
PERIOD OF TIME.

         THE OFFERING DOCUMENTS CONSTITUTE AN OFFER ONLY IF A NAME APPEARS ON THE APPROPRIATE SPACE ON THE FRONT COVER. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS TO ANY PERSON OTHER THAN THE PERSON NAMED ON THE COVER PAGE OR HIS OR HER REPRESENTATIVE (S), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED. THE COMPANY HAS THE RIGHT TO REJECT SUBSCRIPTIONS IN WHOLE OR IN PART.

         THE OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR OTHER SOLICITATION.

JURISDICTIONAL NOTICES

FOR RESIDENTS OF ALL STATES:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FLORIDA RESIDENTS:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS




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CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS
VOIDABLE BY THE PURCHASER WITHIN THREE (3) BUSINESS DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE COMPANY, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE (3) DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY, AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING THE SUBSCRIBER'S INTENTION TO WITHDRAW.

         SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY AS DESCRIBED IN THE PRIOR PARAGRAPH. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED BY THE SUBSCRIBER TO EVIDENCE THE REQUEST.

GEORGIA RESIDENTS:

         THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

NEW YORK RESIDENTS:

         THIS MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Dated: _____________________, 2000

ENTITY SUBSCRIBERS SIGN HERE:                  INDIVIDUAL SUBSCRIBERS SIGN HERE:

----------------------------------             ---------------------------------
Print Name of Subscriber                       Print Name of Subscriber

By:
   -------------------------------             ---------------------------------
                                               Signature




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----------------------------------             ---------------------------------
Print Name and Title of                        Signature of Joint Subscriber,
Signing Person                                 if any


----------------------------------             ---------------------------------
Taxpayer Identification Number                 Social Security Number

Mailing Address:                               Resident Address:
                                                  (No P.O. Box Numbers):
----------------------------------
                                               ---------------------------------

---------------------------------
                                               ---------------------------------






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                   * * * * * * * * * * * * * * * * * * * * * *

Principal Amount of Note and Number of Warrants Subscribed For:

Note:                  $__________

Warrants:              ___________(2)

Total Purchase Price:  $__________

Payment Tendered Herewith: $__________

(Check One)

________ Individual
________ Tenants-in-Common
________ Joint tenants with right of survivorship (each must sign)
________ Community Property*
________ In Partnership
________ As custodian, trustee or agent for Corporation

* If the Investor(s), is a resident of a community property state the subscription should indicate whether the Securities will be owned as separate or community property and are to be registered jointly in the name of more than one person, the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by law of the Investor's domicile).

                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF  _________
                                     ss:
COUNTY OF _________

         On the _____ day of __________, 2000, before me personally came ____________________ and _______________________ to me known to be the individual doing business under the trade name _________________________ described in and who executed the foregoing instrument and acknowledged that
(he)(she)(they) executed the same.

[Notary Seal]                        ___________________________________________
                                     Notary Public

                                     My Commission Expires:_____________________

-------
(2) This number to equal one-third of the principal amount, rounded up to the nearest whole number; e.g., $100,000 divided by 3 = 33,334 Warrants.




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                            CORPORATE ACKNOWLEDGEMENT

STATE OF _________
                                    ss:
COUNTY OF ________

         On the _____ day of ___________, 2000, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that deponent resides at ______________________________; deponent is ________________ of ___________________________, the corporation described in and which executed the foregoing instrument; and that deponent signed (his)
(her) name by order of the Board of Directors of said corporation.



[Notary Seal]                        ___________________________________________
                                     Notary Public

                                     My Commission Expires:_____________________


                           PARTNERSHIP ACKNOWLEDGEMENT


STATE OF _________
                                    ss:
COUNTY OF ________

         The foregoing instrument was sworn to and acknowledged before me on ______________, ____, by _____________________ of _______________________, a
__________________________ partnership, on behalf of the partnership.



[Notary Seal]                        ___________________________________________
                                     Notary Public

                                     My Commission Expires:_____________________




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                              TRUST ACKNOWLEDGEMENT

STATE OF _________
                                    ss:
COUNTY OF ________

         The foregoing instrument was sworn to and acknowledged before me on ______________, 2000, by ________________________________ as Trustee of the
_______________________ Trust.



[Notary Seal]                        ___________________________________________
                                     Notary Public

                                     My Commission Expires:_____________________



                              * * * * * * * * * * *



         The foregoing subscription is hereby accepted by Corpas Investments, Inc. this ____ day of February, 2000 for an aggregate of (i) $_________ principal amount redeemable ten and one-half (10.5%) percent promissory note of the Company, and (ii) ________ Warrants. Corpas Investments, Inc., by its execution hereof, hereby confirms its agreement to be bound by the provisions of this Subscription Agreement.


                                           CORPAS INVESTMENTS, INC.

                                           By: /s/
                                           -------------------------------------
                                           Ross A. Love, Chief Executive Officer















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